UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2005

VERISIGN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23593	94-3221585
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

487 East Middlefield Road, Mountain View, CA	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 961-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

On November 18, 2005, VeriSign, Inc. (“VeriSign”) completed the sale of certain assets related to its payment gateway business pursuant to an Asset Purchase Agreement, dated October 10, 2005 (the “Agreement”), among PayPal, Inc., PayPal International Limited (collectively, the “Purchasers”) and eBay Inc. Under the Agreement, the Purchasers acquired certain assets related to VeriSign’s payment gateway business and assumed certain liabilities related thereto for $370 million in cash.

The foregoing description of the terms of the Agreement is qualified in its entirety by reference to the Agreement that is filed as Exhibit 10.1 attached hereto and is incorporated herein by reference.

A copy of the press release issued by VeriSign on November 21, 2005 announcing the completion of the above-mentioned transaction is filed as Exhibit 99.1 and is incorporated herein by reference.

ITEM 2.02. Results of Operations and Financial Condition.

On November 21, 2005, VeriSign announced certain financial impacts due to the completion of the sale of certain assets related to its payment gateway business. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Information

The non-generally accepted accounting principles financial information in the press release attached hereto as Exhibit 99.1 does not include the following types of financial measures that are included in the generally accepted accounting principles (GAAP): amortization and write-down of goodwill and intangible assets related to acquisitions, in-process research and development, stock-based compensation charges related to acquisitions, litigation settlements, restructuring and other recoveries/charges, and the net gain on the sale of investments or the impairment of investments. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

ITEM 9.01. Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed balance sheet and statement of operations of VeriSign for the nine ended September 30, 2005 and unaudited pro forma condensed statement of operations of VeriSign for the year ended December 31, 2004 are filed as Exhibit 99.2.

(c)	Exhibits

Number	Description

10.1	Asset Purchase Agreement dated October 10, 2005 among VeriSign, Inc., eBay Inc., PayPal, Inc. and PayPal International Limited, as amended November 18, 2005.

99.1	Press release dated November 21, 2005.

99.2	Unaudited pro forma condensed financial information of VeriSign for the nine months ended September 30, 2005 and for the fiscal year ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VERISIGN, INC.

Date: November 23, 2005	By:	/s/ James M. Ulam
James M. Ulam Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description

10.1	Asset Purchase Agreement dated October 10, 2005 among VeriSign, Inc., eBay Inc., PayPal, Inc. and PayPal International Limited, as amended November 18, 2005.

99.1	Press release dated November 21, 2005.

99.2	Unaudited pro forma condensed financial information of VeriSign for the nine months ended September 30, 2005 and for the fiscal year ended December 31, 2004.